Exhibit 10.11

                               THIRD AMENDMENT TO
                       THE C&D TECHNOLOGIES, INC. PENSION
                           PLAN FOR SALARIED EMPLOYEES

     THIS THIRD AMENDMENT is made on this 19th of March 2004, by C&D Technologies, Inc., a corporation duly organized and existing under the laws of the State of Pennsylvania (hereinafter called the "Company").

                                  INTRODUCTION

     WHEREAS, the Company maintains the C&D Technologies, Inc. Pension Plan for Salaried Employees (the "Salaried Plan").

     WHEREAS, the Company desires to amend the Plan to comply with the Internal Revenue Service's final regulations concerning special rules under Internal Revenue Code Section 417(a)(7) for written explanations provided by qualified retirement plans after annuity starting dates.

     WHEREAS, the Company also desires to amend the Plan to reflect a change in the minimum distribution rules required by the Internal Revenue Service pursuant to Revenue Procedure 2002-29 to maintain the tax-qualified status of the Plan.

                                    AMENDMENT

     NOW, THEREFORE, effective January 1, 2004, the Company hereby amends the Plan as follows:

1. By deleting the existing Section 1.11 and substituting therefor the following:

                    "1.11 Annuity Starting Date

                    The first day of the period after delivery to a Member of the written explanation required by Plan Section 6.3(b), for which an amount is scheduled to commence as an annuity or in any other form. If pension payments in any form are suspended after the Normal Retirement Date in accordance with Plan Section 11.6, the re-commencement of pension payments shall not be treated as a new `Annuity Starting Date.'"

2. By deleting Section 4.7 effective January 1, 2003 and substituting therefor the following:

                    "4.7 Code Section 401(a)(9) Provisions

                         (a) General Rules.

                         (1) Effective  Date and  Precedence.  The provisions of
                    this Section 4.7 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. The provisions of this Section
                    4.7 will take precedence over any inconsistent provisions of the Plan.

                         (2) Requirements of Treasury Regulations  Incorporated.
                    All distributions required under this Section 4.7 will be determined and made in accordance with the Treasury Regulations promulgated under Code Section 401(a)(9).

                         (3) TEFRA Section 242(b)(2) Elections.  Notwithstanding
                    the provisions of this Section 4.7, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                         (b) Time and Manner of Distribution.

                         (1) Required Beginning Date. The Member's entire interest will be distributed, or begin to be distributed, to the Member no later than the Member's Required Beginning Date.

                         (2) Death of Member Before  Distributions Begin. If the
                    Member dies before distributions begin, the Member's entire interest will be distributed, or begin to be distributed, no later than as follows:

                         (i) If the Member's Spouse is the Member's sole Designated Beneficiary, then distributions to the Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70 1/2, if later.

                         (ii) If the Member's  Spouse is not the  Member's  sole
                    Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.




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                         (iii)  If  there  is no  Designated  Beneficiary  as of
                    September 30 of the year following the year of the Member's death, the Member's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

                         (iv)  If  the  Member's  Spouse  is the  Member's  sole
                    Designated Beneficiary and the Spouse dies after the Member but before distributions to the Spouse begin, this Subsection (b)(2), other than this Subsection (b)(2)(i), will apply as if the Spouse were the Member.

          For purposes of this Subsection (b)(2) and Subsection (e) of Section 4.7, unless Subsection (b)(2)(iv) of this Section 4.7 applies, distributions are considered to begin on the Member's Required Beginning Date. If Subsection (b)(2) of this Section 4.7 applies, distributions are considered to begin on the date distributions are required to begin to the Spouse under Subsection (b)(2)(i) of this Section 4.7. If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member's Required Beginning Date (or to the Member's Spouse before the date distributions are required to begin to the Spouse under Section (b)(2)(i)), the date distributions are considered to begin is the date distributions actually commence.

                         (3) Form of Distribution.  Unless the Member's interest
                    is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Subsections (c), (d) and (e) of this Section 4.7. If the Member's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and Treasury Regulations promulgated thereunder. Any part of the Member's interest which is in the form of an individual account as described in Code Section 414(k) will be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and Treasury Regulations promulgated thereunder that apply to individual accounts.

                    (c) Determination of Amount to be Distributed Each Year.

                         (1) General Annuity Requirements. If the Member's interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

                         (i) the annuity  distributions will be paid in periodic
                    payments made at intervals not longer than one year;

                         (ii) the  distribution  period  will be over a life (or
                    lives) or over a period certain not longer than the period described in Subsection (d) or (e) of this Section 4.7;

                         (iii) once payments  have begun over a period  certain,
                    the period certain will not be changed even if the period certain is shorter than the maximum permitted;

                         (iv) payments will either be  nonincreasing or increase
                    only as follows:

                         (A) by an  annual  percentage  increase  that  does not
                    exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                         (B) to the extent of the reduction in the amount of the
                    Member's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Subsection
                    (d) of this Section 4.7 dies or is no longer the Member's Beneficiary pursuant to a qualified domestic relations order within the meaning of Code Section 414(p);

                         (C) to provide cash  refunds of employee  contributions
                    upon the Member's death; or

                         (D) to pay  increased  benefits that result from a Plan
                    amendment.

                         (2) Amount Required to be Distributed by Required Beginning Date. The amount that must be distributed on or before the Member's Required Beginning Date (or, if the Member dies before distributions begin, the date
                    distributions   are  required  to  begin  under   Subsection
                    (b)(2)(i) or (ii) of this Section 4.7) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received (e.g., bimonthly, monthly, semi-annually, or annually). All of the Member's benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Member's Required Beginning Date.

                         (3) Additional Accruals After First Distribution Calendar Year. Any additional benefits accruing to the Member in a calendar year after the first Distribution
                    Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

                    (d) Requirements for Annuity Distributions that Commence During Member's Lifetime.

                         (1) Joint Life Annuities  Where the  Beneficiary Is Not
                    the Member's Spouse. If the Member's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Member and a nonspouse Beneficiary, annuity payments to be made on or after the Member's Required Beginning Date to the Designated Beneficiary after the Member's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Member using the table set forth in Q&A-2 of Treasury Regulation Section 1.401(a)(9)-6T. If the form of distribution combines a joint and survivor annuity for the joint lives of the Member and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Designated Beneficiary after the expiration of the period certain.

                         (2)  Period  Certain  Annuities.  Unless  the  Member's
                    Spouse is the sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Member's lifetime may not exceed the applicable distribution period for the Member under the Uniform
                    Lifetime Table set forth in Treasury Regulation Section 1.401(a)(9)-9 for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the Member reaches age 70, the applicable distribution period for the Member is the distribution period for age 70 under the Uniform Lifetime Table set forth in Treasury Regulation Section 1.401(a)(9)-9 plus the excess of 70 over the age of the Member as of the Member's birthday in the year that contains the annuity starting date. If the Member's Spouse is the Member's sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Member's applicable distribution period, as determined under this Section 4(b), or the joint life and last survivor expectancy of the Member and the Member's Spouse as determined under the Joint and Last Survivor Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the attained ages of the Member and the Member's Spouse as of the birthday of the Member and the Member's Spouse in the calendar year that contains the annuity starting date.

                    (e) Requirements for Minimum Distributions Where Member Dies Before Date Distributions Begin

                         (1) Member Survived by Designated  Beneficiary.  If the
                    Member dies before the date distribution of his or her interest begins and there is a Designated Beneficiary, the Member's entire interest will be distributed, beginning no later than the time described in Subsection (b)(2)(i) or
                    (ii) of this Section 4.7, over the life of the Designated Beneficiary or over a period certain not exceeding:

                         (i) unless the annuity starting date is before the first Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year immediately following the calendar year of the Member's death; or

                         (ii) if the annuity  starting  date is before the first
                    Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year that contains the annuity starting date.

                         (2) No Designated Beneficiary. If the Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member's death, distribution of the Member's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

                         (3) Death of Surviving  Spouse Before  Distributions to
                    Surviving Spouse Begin. If the Member dies before the date distribution of his or her interest begins, the Member's Spouse is the Member's sole Designated Beneficiary, and the Spouse dies before distributions to the Spouse begin, this Subsection (e) will apply as if the Spouse were the Member, except that the time by which distributions must begin will be determined without regard to Subsection (b)(2)(i) of this
                    Section 4.7.

                    (f) Definitions. As used in this Section 4.7, the following words and phrases shall have the meaning set forth below:

                         (1)  Designated  Beneficiary.  The  individual  who  is
                    designated as the Beneficiary under Section 1.14 of the Plan and is the Designated Beneficiary under Code Section 401(a)(9) and Treasury Regulation Section 1.401(a)(9)-1, Q&A-4.

                         (2) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Subsection (b)(2) of this Section 4.7.

                         (3) Life Expectancy. Life Expectancy as computed by use
                    of the Single Life Table in Treasury Regulations Section 1.401(a)(9)-9.

                         (4) Required  Beginning  Date.  The April 1st following
                    the later of the calendar year in which the Member attains 70 1/2 or terminates employment with the Related Companies; provided, however, that if the Member is a "5% owner" (as defined in Code Section 416), the required beginning date is April 1st following the calendar year in which the member attains 70 1/2."

3. By  replacing  the phrase  "Annuity  Starting  Date"  wherever  it appears in
Section 5.2 with the phrase "date benefits actually commence."

4. By  replacing  the phrase  "Annuity  Starting  Date"  wherever  it appears in
Section 6.2 with the phrase "date benefits actually commence."

5. By deleting the existing last sentence of Section 6.3(a) and substituting therefor the following:

               "Provided that the Member receives the explanation of the Qualified Joint and Survivor Pension prior to such Member's Annuity Starting Date, a Member may elect to waive the thirty
               (30) day minimum notice period by delivering to the Plan Administrator a form prescribed by the Plan Administrator for such purpose, provided, however, that such Member may revoke such waiver within seven (7) days of its receipt by the Plan Administrator."

6. By deleting the existing first paragraph of Section 6.4 and substituting therefor the following:

               "In lieu of the Normal Form of Payment or Alternate Normal Form of Payment, a Member other than a Vested Member (except for the provisions of Plan Section 6.8) or a Member retiring on a disability retirement may elect an optional form of payment, subject to the provisions of Plan Section 6.3. The optional form of benefit will be the Actuarial Equivalent of the Normal Form of Payment by application of the reduction factors described in Appendix A. A Member may also change or revoke an election previously made, subject to the spousal consent provisions of Plan Section 6.3. A written application to elect, change or revoke an optional form of payment must be filed by the Member prior to the Member's Annuity Starting Date, or if the conditions of Section 6.13 are met, the Member's `Retroactive Annuity Starting Date.' The optional forms of benefit are:"

7. By  replacing  the phrase  "Annuity  Starting  Date"  wherever  it appears in
Section 6.5 with the phrase "date benefits actually commence."

8. By deleting the existing Section 6.6 and substituting therefor the following:

          "6.6 Life Annuity with 120 Monthly Payments Guaranteed Option

               (a) Under the Life Annuity with 120 Monthly Payments Guaranteed Option, a Member may elect to receive a reduced retirement benefit by application of the reduction factor described in Appendix A payable for life provided, however, that subsequent to the Annuity Starting Date, or, if applicable, the `Retroactive Annuity Starting Date' as described in Section 6.13, not less than 120 monthly payments of such reduced retirement benefit payments shall be made to the Member and/or the Beneficiary named by the Member. A Member may name one or more contingent Beneficiaries to receive the benefits under this Option in the event of the death of the primary Beneficiary.

               (b) In the event of the death of both the Member and designated Beneficiary, subsequent to the Annuity Starting Date, or, if applicable, the `Retroactive Annuity Starting Date' as described in Section 6.13, and before all the guaranteed payments have been made to the Member and/or Beneficiary, the commuted value determined in accordance with Appendix A of the remainder of the 120 guaranteed payments shall be paid in a lump sum;

               (i) to the designated contingent Beneficiary if living, or

               (ii) if no contingent Beneficiary is designated or living, to the estate of the last to survive of the Member or the Beneficiary."

9. By adding the following new Section 6.13:

          "6.13 Retroactive Annuity Starting Date

               Notwithstanding any other provisions of the Plan, if the requirements of this Section 6.13 are met, a Member may elect to receive his benefit based on his `Retroactive Annuity Starting Date' in any form of payment under the Plan with the exception of a lump sum under Plan Section 6.8. A Member's Retroactive Annuity Starting Date is a date for which benefit payments under the Plan may commence that occurs on or before the date the written explanation required by Plan Section 6.3(a) is provided to the Member.

               The future periodic payments made to a Member who elects the Retroactive Annuity Starting Date must be the same as the future periodic payments that would have been paid to the Member had the payments actually commenced on the Retroactive Annuity Starting Date.

               The first payment to a Member who elects a Retroactive Annuity Starting Date shall be equal to such Member's monthly annuity payment plus an amount equal to each monthly annuity payment missed during the period from the Retroactive Annuity Starting Date to the date of the actual payment, plus interest based on the interest rate used to determine Actuarial Equivalent under the Plan through the actual date in which annuity payments actually commence.

               In the event that the Member's election of the Retroactive Annuity Starting Date would reduce monthly payment of the survivor annuity payable to the Member's Spouse, then the Member's election of a Retroactive Annuity Starting Date will require the Spouse's written consent in the form and manner described in Section 6.3(b). For the purposes of this Section 6.13, the person who constitutes a Member's Spouse shall be determined on the date the first payment is made to the Member pursuant to his election of a Retroactive Annuity Starting Date.

               The distribution of the Member's benefits pursuant to the elected Retroactive Annuity Starting Date must satisfy the requirements of Plan Section 5.4 as of such Retroactive Annuity Starting Date. In the event that the Retroactive Starting Date elected by a Member is more than twelve months prior the date distribution actually commences, then the distribution of benefits elected by the Member must also satisfy the requirements of Plan Section 5.4 as of the date distribution commences.

               The Plan Administrator shall provide each Member who elects a Retroactive Annuity Starting Date with the written explanation required under Plan Section 6.3(a) at least thirty (30) days and not earlier than ninety (90) days prior to the date the Member's benefits actually commence.

               The election of a Retroactive Annuity Starting Date and the optional form of Pension, if applicable, shall be in writing on a form approved by the Plan Administrator and submitted to the Plan Administrator, and shall become effective on the date benefits actually commence."

10. By deleting the existing Section 7.1(d) and substituting therefor the following:

               "(d) Upon receipt of retirement benefits the Member shall become a Retired Member and, in accordance with Article VI, there shall be payable a monthly Normal Form of retirement benefit equal to such Member's Accrued Benefit, reduced by 1/2 of 1% for each completed month by which the Annuity Starting Date, or, if applicable, the `Retroactive Annuity Starting Date' as described in Section 6.13, precedes the Member's Normal Retirement Date."


     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Third Amendment.

     IN WITNESS WHEREOF, the Company has executed this Third Amendment as of the day and year first above written.

                                    COMPANY:
                                    C&D TECHNOLOGIES, INC.

                                    By:  /s/ Kevin D. Burgess
                                        ----------------------------------------

                                    Title: VP Human Resouces
                                           -------------------------------------